Power of Attorney

Know all men by these presents that Michael W.
Michelson does hereby make, constitute and appoint
William J.Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996) Limited
Partnership, KKR Associates (KLC) L.P., KKR-KLC,
L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C.,
KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P. and KKR
Millennium GP LLC (including any ammendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Michael W. Michelson

      Name: Michael W. Michelson

February 28, 2002
Date




Power of Attorney

Know all men by these presents that Edward A. Gilhuly does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996) Limited
Partnership, KKR Associates (KLC) L.P., KKR-KLC,
L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C.,
KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P. and KKR
Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Edward A. Gilhuly

      Name: Edward A. Gilhuly

February 28, 2002
Date



Power of Attorney

Know all men by these presents that Perry Golkin does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996) Limited
Partnership, KKR Associates (KLC) L.P., KKR-KLC,
L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C.,
KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P. and KKR
Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Perry Golkin

      Name: Perry Golkin

February 28, 2002
Date



Power of Attorney

Know all men by these presents that Scott M. Stuart does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996), Limited
Partnership, KKR 1996 Overseas, Limited, KKR
Associates (Strata)L.P., Strata L.L.C., KKR Associates
(KLC) L.P., KKR-KLC, L.L.C., KKR Associates (NXS)L.P.,
KKR-NXS, L.L.C., KKR Associates Europe, Limited
Partnership, KKR Europe Limited, KKR Associates
Millennium L.P. and KKR Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended
(the "Act"), including without limitation, Schedule
13D, Schedule 14G, statements on Form 3, Form 4 and
Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Scott M. Stuart

      Name: Scott M. Stuart

February 28, 2002
Date





Power of Attorney

Know all men by these presents that Johannes P. Huth does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR
Associates II (1996) Limited Partnership, KKR 1996
Overseas, Limited, KKR Associates (Strata) L.P.,
Strata L.L.C., KKR Associates Europe, Limited
Partnership, KKR Europe Limited, KKR Associates
Millennium L.P. and KKR Millennium GP LLC(including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the
"Act"), including without limitation, Schedule 13D,
Schedule 14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form
ID.

      /s/ Johannes P. Huth

      Name: Johannes P. Huth

November 20, 2002
Date







Power of Attorney

Know all men by these presents that Todd A. Fisher does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996) Limited
Partnership, KKR Associates (KLC) L.P., KKR-KLC,
L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C.,
KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P. and KKR
Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Todd A. Fisher

      Name: Todd A. Fisher

November 20, 2002
Date




Power of Attorney

Know all men by these presents that Marc S. Lipschultz does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR
1996 GP L.L.C., KKR Associates II (1996) Limited
Partnership, KKR Associates (KLC) L.P., KKR-KLC,
L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C.,
KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P. and KKR
Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Marc S. Lipschultz

      Name: Marc S. Lipschultz

November 20, 2002
Date




Power of Attorney

Know all men by these presents that Jacques Garaialde does hereby make, constitute and appoint William J.
Janetechek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of Substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates Europe, Limited Partnership, KKR Europe
Limited, KKR Associates Millennium L.P., KKR
Millennium GP LLC, KKR Associates Millennium
(Overseas) Limited Partnership, KKR Millennium Limited and KKR III GP LLC(including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule
13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

      /s/ Jacques Garaialde

      Name: Jacques Garaialde

March 31, 2004
Date